UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

Asset Acceptance Capital Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50552	80-0076779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28405 Van Dyke Avenue
Warren, Michigan 48093
(Address of principal executive offices)

Registrant’s telephone number, including area code: (586) 939-9600

6985 Miller Road
Warren, Michigan 48092
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On February 22, 2005, Asset Acceptance Capital Corp. issued a press release announcing its financial results for the fourth quarter and the fiscal year ended December 31, 2004. The press release, dated February 22, 2005, is being furnished pursuant to Item 2.02 of Form 8-K. The full text of the press release is furnished as Exhibit 99 to this form 8-K and is incorporated in this report by reference.

     The Registrant’s press release contains the non-GAAP financial measures “adjusted net income” and “operating expenses to cash collections” which take into account one-time charges and adjustments relating to the Registrant’s initial public offering. Management believes these non-GAAP financial measures more accurately compare the Registrant’s financial condition and results of operations to prior periods.

Item 9.01. Financial Statements and Exhibits.

     Exhibits.

Exhibit
Number
99	Press Release dated February 22, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 22, 2005	ASSET ACCEPTANCE CAPITAL CORP.

/s/ Nathaniel F. Bradley IV

	By:	Nathaniel F. Bradley IV
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated February 22, 2005